UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026

LifeStance Health Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40478	86-1832801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N. Scottsdale Road
Suite 2500
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 425 279-8500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2026, Jeffrey Rhodes notified the LifeStance Health Group, Inc. (the “Company”) board of directors (the “Board”) of his resignation from the Board and all of its committees, effective immediately. The resignation is not a result of any disagreement between Mr. Rhodes and the Company.

In connection with Mr. Rhodes’ resignation and to fill vacancies on the Board, on July 2, 2026, the Board appointed Thurman Justice, Lori Goltermann and Safwan Shabab as a directors of the Company. Mr. Justice and Ms. Goltermann were appointed as Class II directors and will initially serve until the Company’s 2029 annual meeting of stockholders and Mr. Shabab was appointed as a Class III director and will initially serve until the Company’s 2027 meeting of stockholders. Mr. Justice will serve as a member of the audit committee and the quality and compliance committee of the Board, Ms. Goltermann will serve as a member of the compensation committee and nominating and governance committee of the Board and Mr. Shabab will serve as a member of the nomination and governance committee of the Board.

In connection with their appointments, pursuant to the Company’s 2021 Equity Incentive Plan, Mr. Justice and Ms. Goltermann each received an initial award of 35,492 restricted stock units that will vest according to the terms of a time-and performance-based restricted stock unit agreement, subject to Mr. Justice and Ms. Goltermann’s continued service on the Board.

Mr. Shabab was appointed to the Board in accordance with and pursuant to a Stockholder’s Agreement, dated as of June 9, 2021, by and between the Company and certain of its stockholders, which is filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFESTANCE HEALTH GROUP, INC.

Date: July 7, 2026	By:	/s/ Ryan Pardo
	Name:	Ryan Pardo
	Title:	Chief Legal Officer and Secretary